Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
July 31, 1997



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.69533%



        Excess Protection Level
          3 Month Average   4.62%
            July, 1997   4.54%
            June, 1997   4.87%
            May, 1997   4.46%


        Cash Yield                                  17.53%


        Investor Charge Offs                         4.92%


        Base Rate                                    8.07%


        Over 35 Day Delinquency                      4.47%


        Seller's Interest                           18.18%


        Total Payment Rate                          14.22%


        Total Principal Balance                     $ 30,179,392,749.44


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 5,486,155,230.95